Supplement to the
Fidelity® International Bond Index Fund
March 1, 2025
Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Van Eswara (Co-Portfolio Manager) has managed the fund since 2025.
The following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Van Eswara is Co-Portfolio Manager of Fidelity® International Bond Index Fund, which he has managed since 2025. He also manages other funds. Since joining Fidelity Investments in 2003, Mr. Eswara has worked as a trader and portfolio manager.
Effective September 26, 2025, the following information replaces similar information found in the "Fund Summary" section under the "Principal Investment Strategies" heading.
  Normally investing at least 80% of assets in securities included in the Bloomberg Global Aggregate ex USD ex EM Float Adjusted RIC Diversified Index (Hedged USD).
Bloomberg Global Aggregate ex USD ex EM Float Adjusted RIC Diversified Index (Hedged USD) is a multi-currency benchmark that includes fixed-rate treasury, government-related, corporate and securitized bonds from developed markets issuers while excluding USD denominated debt.
Effective December 11, 2025, derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund's 80% policy, consistent with the fund's investment policies and limitations with respect to investments in derivatives
  Using statistical sampling techniques based on duration, maturity, interest rate sensitivity, security structure, and credit quality to attempt to replicate the returns of the Bloomberg Global Aggregate ex USD ex EM Float Adjusted RIC Diversified Index (Hedged USD) using a smaller number of securities.
Effective September 26, 2025, the following information replaces similar information found in the "Fund Summary" section under the "Principal Investment Risks" heading.
  Foreign Exposure.
Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
Foreign exchange rates also can be extremely volatile.
Effective September 26, 2025, the following information replaces similar information found in the "Investment Details" section under the "Principal Investment Strategies" heading.
The fund seeks to replicate the performance of the Bloomberg Global Aggregate ex USD ex EM Float Adjusted RIC Diversified Index (Hedged USD). The Adviser normally invests at least 80% of the fund's assets in securities included in the index.
Bloomberg Global Aggregate ex USD ex EM Float Adjusted RIC Diversified Index (Hedged USD) is a multi-currency benchmark that includes fixed-rate treasury, government-related, corporate and securitized bonds from developed markets issuers while excluding USD denominated debt.
Effective September 26, 2025, the following information replaces similar information found in the "Investment Details" section under the "Principal Investment Risks" heading.
Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.
Effective September 26, 2025, the following information replaces similar information found in the "Investment Details" section under the "Principal Investment Risks" heading.
Passive Management Risk. An index fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, an index fund's performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The structure and composition of an index fund's index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the fund. The fund will be concentrated to approximately the same extent that the fund's index concentrates in the securities of issuers in a particular industry.
The index relies on various sources of information to assess the criteria of issuers included in the index, including information that may be based on assumptions and estimates. There is no assurance that the index's methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities. Information about non-U.S. issuers may be unavailable or unreliable, which could increase the risk of errors in index data, computation, and construction. Any such errors could significantly impact the fund's performance.
Effective September 26, 2025, the following information replaces similar information found in the "Investment Details" section under the "Shareholder Notice" heading.
The following is subject to change only upon 60 days' prior notice to shareholders:
Fidelity® International Bond Index Fund normally invests at least 80% of its assets in securities included in the Bloomberg Global Aggregate ex USD ex EM Float Adjusted RIC Diversified Index (Hedged USD).
Effective September 26, 2025, the following information supplements information found in the "Appendix" section under the "Additional Index Information" heading.
Bloomberg Global Aggregate ex USD ex EM Float Adjusted RIC Diversified Index (Hedged USD) is a customized subset of the Bloomberg Global Aggregate Index, a measure of global investment grade debt. This multi-currency benchmark includes fixed-rate treasury, government-related, corporate and securitized bonds from developed markets issuers while excluding USD denominated debt. The index applies a custom capping methodology and float adjustments. The index is hedged in USD.
IBI-PSTK-1025-105 1.9900298.105	October 3, 2025